National Security Life and Annuity Company

National Security Variable Account N

NScore Series of Variable Annuities

Supplement dated August 8, 2018

to the Prospectuses dated May 1, 2018

The following supplements and amends the prospectuses dated May 1, 2018:

Available Funds

Effective August 17, 2018, the Federated Insurance Series Federated Managed Tail Risk Fund II will merge into the Federated Insurance Series Federated Managed Volatility Fund II. Therefore, the Federated Managed Tail Risk Fund II will no longer be an available investment option.